                                                                     EXHIBIT 3.4



For Ministry Use Only                           Ontario Corporation Number
        Ministry of
        Consumer and
        Commercial                                     1037054
Ontario Relations
CERTIFICATE
This is to certify that
these articles are effective on         EXHIBIT "D"

AUGUST 13, 1993
---------------                         Trans   Line            Comp    Method
                                        Code    No.     Stat    Type    Incorp.
                                        [A]     [O]     [O]     [A]      [3]
                                        18      20      28      29       30



        [SIG]
       Director                                 Notice
Business Corporation Act                Share   Req'd           Jurisdiction
                                        [S]      [N]       [  ONTARIO        ]
                                         31      32         33              47




                          ARTICLES OF INCORPORATION


Form 1          1.  The name of the corporation is:
Business
Corporation     ARROW MOLDED PLASTICS OF CANADA INC.
Act.
1982
                2.  The address of the registered office is:

                    1000 - 374  OUELLETTE AVENUE
                -----------------------------------------------------------
                (Street & Number or R.R. Number & if Multi-
                Office Building give Room No.)

                     WINDSOR, ONTARIO                          [N9A1A9]
                -----------------------------------------------------------

                (Name of Municipality or Post Office)        (Postal Code)


                     CITY OF WINDSOR            in the    COUNTY OF ESSEX
                ---------------------------               ----------------
                (Name of Municipality,                     (County, District,
                Geographical Township)                    Regional Municipality)


                3.  Number (or minimum and maximum number) of directors is:
                    Minimum of One (1) and a Maximum of Ten (10)

                4.  The first director(s) is/are:               Premier(s)


                              Residence address, giving street  Resident
                First name,   & No. or R.R. No. or              Canadian State
                initials and  municipality and postal           Yes or No
                surname       code.


                GERALD E.         2508 VILLA BORGHESE COURT     YES
                SkILLINGS         WINDSOR, ONTARIO
                                  N9G 2K2

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.



    None


6. The classes and any maximum number of shares that the corporation is authorized to issue.


    An unlimited number of common shares.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

The Common Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

(i) Subject to the prior rights of the holders of any other shares ranking senior to the common shares with respect to priority in the payment of dividends, the holders of common shares shall be entitled to receive dividends and the corporation shall pay dividends thereof, as and when declared by the board of directors of the corporation out of moneys properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine and all dividends which the directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding.

(ii) In the event of the dissolution, liquidation or winding-up of the corporation, whether voluntary or involuntary, or any other distribution of assets of the corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of any other shares ranking senior to the common shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the common shares shall be entitled to receive the remaining property and assets of the corporation.

(iii) The holders of the common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the corporation and shall have one vote for each common share held at all meetings of the shareholders of the corporation, except for meetings at which only holders of another specified class or series of shares of the corporation are entitled to vote separately as a class or series.

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:



The right to transfer shares in the Corporation shall be restricted in that no share shall be transferred without the express consent of the Board of Directors of the Corporation.

9.  Other provisions, if any, are:

(a) The number of shareholders of the corporation exclusive of persons who are in its employment and exclusive of person who, having been formerly in the employment of the Corporation, were, after the termination of that employment to be shareholders of the corporation, is limited to not more than fifty (50), two (2) or more persons who are the joint registered owner of one or more shares being counted as one (1) shareholder.

(b) Any invitation to the public to subscribe for securities of the corporation is prohibited.

(c)  The directors of the corporation may, from time to time:

     (i)   borrow money upon the credit of the corporation;

     (ii) issue, sell or pledge debt obligations of the corporation, including without limitation, bonds, debentures, notes or other similar obligations of the corporation whether secured or unsecured;

     (iii) charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal movable or immovable property of the corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the corporation;

     (iv) delegate to such one or more of the officers and directors of the corporation as may be designated by the directors all or any of the powers conferred by the foregoing clauses above to determine at the time of each such delegation.

10. The names and addresses of the incorporators are First name, initials and last name or corporate name


----------------------------------------------------------

GERALD E. SKILLINGS



These articles are signed in duplicate.



Full residence address or address of registered office or of principal place of business giving street & No. or R.R.
No., municipality and postal code

-----------------------------------------------------------

2508 VILLA BORGHESE COURT
WINDSOR, ONTARIO
N9G 2K2



-----------------------------------------------------------


Signatures of incorporators



                               -----------------------------
                               GERALD E. SKILLINGS

                     Form 2 Business Corporations Act. 1982


                        CONSENT TO ACT AS FIRST DIRECTOR



i./je soussigne(e),             GERALD E. SKILLINGS
                   -----------------------------------------------------------
                                (First name, initials and surname)


residing at/du          2508 VILLA BORGHESE COURT, WINDSOR, ONTARIO N9G 2K2
               ---------------------------------------------------------------
                        (Street & No. R.R. No., Municipality & Postal Code)

hereby consent to act as a first director of.

        ARROW MOLDED PLASTICS OF CANADA INC.
------------------------------------------------------------------------------
                                (Name of Corporation)




                                                     [SIG]
                                        --------------------------------------
                                        Signature of the Consenting Person

For Ministry Use Only                               Ontario Corporation Number

       [SEAL]                                               1037054
    [SIG] [5]

                                                               TRANS
                                                                CODE
                                                                  C
                                                                 18
                       Director/
                  Business Corporations Act/
--------------------------------------------------------------------------------

                            ARTICLES OF AMENDMENT


  Form 3        1.  The present name of the corporation is:
 Business
Corporation         ARROW MOLDED PLASTICS
   Act              OF CANADA INC.
   1982
                2.  The name of the corporation is changed to (if applicable):

                    ARROW MOULDED PLASTICS OF CANADA LTD.

                3.  Date of incorporation/amalgamation:

                                13 AUGUST 1993
--------------------------------------------------------------------------------
                              (Day, Month, Year)



                4.  The articles of the corporation are amended as follows:

                    WHEREAS the Corporation was incorporated by Articles of Incorporation dated August 13, 1993;

                    AND WHEREAS it is considered necessary and expedient and in the best interests of the Corporation to amend its' Articles of Incorporation by filing Articles of Amendment as hereinafter provided;

                    NOW THEREFORE BE IT RESOLVED THAT:

                    1. The Articles of Incorporation of the Corporation be amended by changing the name of the Corporation to:

                                 ARROW MOULDED PLASTICS OF CANADA LTD.

                    2. The President or any one of the Directors of the Corporation be and he is hereby authorized and directed to sign such Articles of Amendment or such further or other documents as may be required to give effect to the Special Resolutions herein.

3. Upon Articles of Amendment having became effective in accordance with the provisions of the Business Corporations Act, the Articles of Incorporation of the Corporation are amended accordingly.





5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.


6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on


                                08 NOVEMBER 1993
        ----------------------------------------------------------------
                               (Day, Month, Year)



These articles are signed in duplicate.


                                  ARROW MOLDED PLASTICS OF CANADA INC.
                                  -------------------------------------------
                                           (Name of Corporation)


                                  By Par:              [SIG]
                                          -----------------------------------
                                          (Signature) (Description of Office)
                                          (Signature) (Function)

                                     [SEAL]

                                  Nova Scotia




                         CERTIFICATE OF INCORPORATION

                                Companies Act










Registry Number

3001422



Name of Company

3001422 NOVA SCOTIA COMPANY



I hereby certify that the above-mentioned company was incorporated this date under the Companies Act and that the liability of the members is unlimited.



          Karen Richard                                  September 24, 1996
-------------------------------------------             ---------------------
A/Deputy Registrar of Joint Stock Companies             Date of Incorporation

                              [NOVA SCOTIA LOGO]


                            CERTIFICATE OF STATUS

Registry Number
3002457

I hereby certify that according to the records of this office

LDM TECHNOLOGIES COMPANY

was formed by virtue of amalgamation on September 29, 1996 under the Companies Act of Nova Scotia as an unlimited liability company and is a valid and subsisting company.

I further certify that according to the records of this office

LDM TECHNOLOGIES COMPANY

was registered under the Corporations Registration Act of Nova Scotia on September 27, 1996 and the certificate is still in force.

I further certify that according to the records of this office, there are no encumbrances filed with respect to the company under the Corporations Securities Registration Act.


     Karen Richard                                    January 14, 1997
   -----------------------------------------         -------------------
   Deputy Registrar of Joint Stock Companies            Date of Issue

                               [NOVA SCOTIA LOGO]


                          CERTIFICATE OF REGISTRATION

                         Corporations Registration Act

Registry Number

  3002457

Name of Company

  LDM TECHNOLOGIES COMPANY

I hereby certify that the above-mentioned company, resulting from the amalgamation of:

3001422 NOVA SCOTIA COMPANY

ARROW MOULDED PLASTICS OF CANADA LIMITED

is hereby registered this date under the Corporations Registration Act.


           N M Homans                                 September 29, 1996
--------------------------------------------         --------------------
A/Deputy Registrar of Joint Stock Companies         Date of Registration

                               [NOVA SCOTIA LOGO]

                          CERTIFICATE OF AMALGAMATION

                                 Companies Act

Registry Number

  3002457

I hereby certify that

3001422 NOVA SCOTIA COMPANY

ARROW MOULDED PLASTICS OF CANADA LIMITED

having entered into an amalgamation subsequently approved by Order of the Supreme Court of Nova Scotia, have amalgamated and the name of the amalgamated company is:


LDM TECHNOLOGIES COMPANY

and the amalgamation is approved by the Registrar of Joint Stock Companies effective this date and the liability of the members is unlimited.



   N M Homans                                           September 29, 1996
--------------------------------------------           --------------------
A/Deputy Registrar of Joint Stock Companies           Date of Amalgamation